NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT OR UNLESS THE COMPANY SHALL RECEIVE AN OPINION FROM COUNSEL TO HOLDER, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                        CLAREMONT TECHNOLOGY GROUP, INC.

                          Common Stock Purchase Warrant

                                  May 20, 1996

     THIS CERTIFIES THAT, for value received, DLJ Capital Corporation (the "Holder") is entitled to purchase shares (the "Shares") of Common Stock of Claremont Technology Group, Inc., an Oregon corporation (the "Company"), at a price per share of $10.33 (such price and such other price as shall result, from time to time, from adjustments specified below is referred to herein as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's duly authorized Common Stock, no par value, and the term "Grant Date" shall mean the date set forth above.

     1. TERM. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable, in whole or in part, at any time and from time to time, until the five (5) year anniversary after the Grant Date.

     2. NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled to purchase up to Four Hundred Thousand (400,000) shares of Common Stock of the Company.

     3.   METHOD OF EXERCISE; NET ISSUE EXERCISE.

          a. METHOD OF EXERCISE: PAYMENT: ISSUANCE OF NEW WARRANT. The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time, at the election of the Holder, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased.

          b.   NET ISSUE EXERCISE.  In lieu of exercising this Warrant under
Section 3(a) above, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                    X= Y(A-B)
                                       _______

                                          A

Where:    X=   The number of Shares to be issued to the Holder
          Y=   the number of Shares to be exercised under this Warrant at the time of such exercise (which number shall not exceed the total number of Shares exercisable under this Warrant at the time of such tender.)
          A=   the fair market value of one share of Common Stock at the time of such exercise.
          B=   the per share Warrant Price (as adjusted through the date of such exercise.)

For purposes of this Paragraph 3(b), the fair market value of the Common Stock shall be determined as follows:

               (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission ("SEC"), then the fair market value per share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering, or:

               (ii) if this Warrant is exercised after, and not in connection with, the Company's initial public offering, and:

                    (a) if traded on a securities exchange, the fair market value shall be the average of the closing prices over the ten (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined; or

                    (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) over the ten (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined.

     The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder as soon as possible and in any event within fifteen (15) days of receipt of such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such fifteen (15)-day period.

     4. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

     5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment form time to time upon the occurrence of certain events as follows:

          a. RECLASSIFICATION OR MERGER. In case of any recapitalization, reclassification, change or conversion of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the continuing and surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the Holder) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph 5(a) shall similarly apply to successive reclassification, changes, mergers and transfers.

          b. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of shares of Common Stock issuable upon exercise hereof shall be proportionately adjusted such that the aggregate exercise price of this Warrant shall at all time remain equal.

          c. STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs 5(a) and 5(b), then (i) the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock subject to this Warrant shall be proportionately adjusted.

          d. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder as the holder of this Warrant against impairment.

          e. NOTICES OF SIGNIFICANT EVENTS. At any time while this Warrant is outstanding and unexpired, in the event the Company undertakes the payment of any dividend or other distribution or a merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, or any proposed amendment to the Company's Articles of Incorporation, or any public offering of its Common Stock excluding the proposed initial public offering of its common stock that is being prepared as of the date hereof, the Company shall mail to the Holder, at least twenty (20) days prior to the date of consummating such event, a notice specifying the event and the date on which such event is then proposed to be consummated, and before which it will not be consummated.

     6. NOTICE OF ADJUSTMENTS. Whenever, while this Warrant is outstanding and unexpired, the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     7. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8. TRANSFERS. This Warrant, and all rights herein, are transferable in whole or in part by the Holder and by any transferee thereof upon written notice to the Company, provided that such transfer shall be in compliance with all applicable federal and state securities laws. Any such transferee shall be deemed a "Holder" under this Warrant.

     9. RIGHTS AS SHAREHOLDER. The Holder, as the holder of the Warrant, shall not be entitled to vote or receive dividends and shall not be deemed the holder of Common Stock, nor shall anything contained herein be construed to confer upon the Holder as the holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder as follows:

          a. The Company is a corporation duly organized and active under the laws of the State of Oregon and has all requisite corporate power and authority to carry on its business as now conducted.

          b. This Warrant has been duly authorized by all necessary corporate action by the Company and has been duly executed by the Company, and this Warrant represents the valid and binding obligation of the Company enforceable in accordance with the terms set forth herein, except as may be limited by bankruptcy or other similar laws related to creditors' rights or equitable remedies.

          c. The Shares purchasable upon the exercise hereof have been duly authorized and reserved for issuance by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

          d. The execution and delivery of this Warrant does not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not violate or be inconsistent with the Company's Articles of Incorporation and the Company's Bylaws, does not and will not contravene any law, governmental rule or regulation, judgment or order currently applicable to the Company, and does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local governmental authority or agency or other person.


     11. REPRESENTATIONS AND WARRANTIES OF HOLDER. The Holder hereby represents and warrants to the Company the following:

          a. The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant and the Shares issuable upon exercise of this Warrant. The Holder is acquiring this Warrant and the Shares issuable upon exercise of this Warrant for its own account for investment purposes only and not with a view to any "distribution" thereof that would not otherwise be in compliance with the Act.

          b. The Holder understands that neither this Warrant nor the Shares have been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

          c. The Holder understands that this Warrant and the Shares issuable upon the exercise of this Warrant must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

          d. The Holder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          e. Holder is an accredited investor, as that term is defined in Rule 501(a) promulgated under the Act. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or

Shares, the Holder hereof and each subsequent holder of this Warrant agrees to
(i) give written notice to the Company prior thereto, describing the manner thereof and (ii) if requested by the Company, an opinion of counsel, reasonably satisfactory to the Company, confirming that such offer, sale or other disposition may be effected without registration or qualification under the Act as then in effect or any federal or state law then in effect.

     12. REGISTRATION RIGHTS. The Holder shall have the following registration rights:

          a. DEFINITIONS. For purposes of this Section 12, (i) the term "Registrable Securities" means (x) the Shares, and (y) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares or any Common Stock issuable upon exercise, conversion or exchange of the Share s or any other securities issuable upon exercise hereof, and (ii) the term "Holder" shall mean all persons or entities owning or having the right to acquire Registrable Securities or any assignee thereof.

          b.   REQUEST FOR REGISTRATION.

               (i) If the Company shall receive at any time after the earlier of (x) the second anniversary after the Grant Date, or (y) 180 days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holder that the Company file a registration statement under the Act covering the registration of an aggregate of at least 100,000 shares of the Registrable Securities then outstanding then the Company shall effect as soon as practicable, and in any even within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holder requests to be registered, subject to the limitations of subsection
(b)(ii) below.

               (ii) If the Holder intends to distribute the Registrable Securities, covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to subsection (b)(i) above. The underwriter or underwriters will be selected by the Company and shall be reasonably acceptable to the Holder. In such event, the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 12(b), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be reduced; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (iii) Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Holder; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (iv) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 12(b):

                    (A) After the Company has effected two registrations pursuant to this Section 12(b) and such registrations have been declared or ordered effective; or

                    (B) The Company commits to initiate on its own the registration of Common Stock to be issued by the Company under Section 12(c) below within 15 days after receiving Holder's written request under subsection
(b)(i) above ("Notice"), and holds within thirty days of such Notice an organizational meeting for such registration and effects such registration of all such Registrable Securities covered by such Notice within 120 days of the Notice (a "Conversion Registration").

          c. COMPANY REGISTRATION. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 14 hereof, the Company shall, subject to the provisions of Section 12(h), cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered. Notwithstanding the foregoing, the Holder waives its notice and registration rights under this subsection (c) with respect to the proposed initial public offering of the Company's Common Stock that is being prepared as of the date hereof.

          d. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 12 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its good faith efforts to cause such registration statement to become effective, and upon the request of the Holder, keep such registration statement effective for a period of up to one hundred twenty (120) days.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such U.S. jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (vi) Notify the Holder at any time when a prospectus is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (vii) Cause all such Registrable Securities registered pursuant thereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (ix) Furnish, at the request of the Holder requesting registration of Registrable Securities pursuant to this Section 12, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 12, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (y) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

          e. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 12 with respect to the Registrable Securities that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Holder's Registrable Securities.

          f. EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 12(b), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder shall be borne by the Company if such counsel is the same as counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 12(b) if the registration request is subsequently withdrawn at the request of the Holder (in which case Holder shall bear such expenses), unless the Holder agrees to forfeit its right to one demand registration pursuant to
Section 12(b); provided further, however that if at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holder at the time of its request and has withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holder shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 12(b).

          g. EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to the registrations pursuant to Section 12(c) for the Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holder provided such counsel is the same as counsel for the Company, but excluding any underwriting discounts and commissions relating to Registrable Securities.

          h. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 12(b) to include any of the Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders), provided further, that in a Conversion Registration if such reduction on the basis of underwriters' determination does take place and has the effect of reducing the total number of shares sold by Holder below the number as to which a request for registration was tendered under Section 12(b)(i) hereof, the inclusion of Holder's shares in the Company registration shall not count as one of the two registrations allowed under Section 12(b)(iv)(A) hereof.

          i. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 12:

               (i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act or the Securities Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, or any rule or regulation promulgated under the Act, or under the 1934 Act or any state security law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection i(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation with occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation arising from a preliminary Prospectus which the Holder delivered to the person alleging such loss, claim, damage, liability or action if the Holder failed to deliver a copy of the final Prospectus as amended or supplemented if it is amended or supplemented to correct such misstatement or omission, to such person at or prior to the written confirmation of the sale to such person.

               (ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, or any rule or regulation promulgated under the Act, or under the 1934 Act or any federal or state law, or any rule or regulation promulgated under the Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection i(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection i(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection i(ii) exceed the gross proceeds from the offering received by such Holder.

               (iii) Promptly after receipt by an indemnified party under this Section 12(i) of notice of commencement of any action (including any governmental action), such indemnified

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

party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 12(i), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such an action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 12(i), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 12(i).

               (iv) If the indemnification provided for in this Section 12(i) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (v) Notwithstanding the foregoing, to the extend that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (vi) The obligations of the Company and the Holder under this
Section 12(i) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 12, and otherwise.

          j. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in SEC rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holder to utilize Form S-3 for the sale of its Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (iv) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of SEC rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          k. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 12 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such transferee or assignee agrees in writing to be bound by a nd subject to the terms and conditions of this
Section 12, including without limitation the provision of Section 12(l) below;
(iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and (iv) such assignment or transfer is of a Warrant that is exercisable for a minimum of 50,000 Shares, or of at least 50,000 Shares (each adjusted to reflect subsequent stock dividends, stock splits, conversions or recapitalizations).

          l. "MARKET STAND OFF" AGREEMENT. Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (i) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

               (ii) such market stand-off time period shall not exceed 180 days.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities.

     13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only if expressly set forth in an instrument in writing signed by the Company and the Holder.

     14. NOTICES. Unless otherwise provided, any notice required or permitted herein shall be given in writing and shall be deemed effectively given upon personal delivery or fax to the party to be notified or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or such other address as such party may designate by 10 days advance written notice to the other party.

     15. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company concerning registration rights or otherwise relating to the Common Stock or other securities issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant, and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof, subject to the limitations on transfer of registration rights contained in Section 12(k). The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitle d after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     16. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed, or mutilated Warrant or stock certificate.

     17. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18. GOVERNING LAW. This Warrant shall be governed by, and construed under, the laws of the State of Oregon as applied to agreements among Oregon residents entered into and to be performed entirely within Oregon.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed effective as of the date first above written.

                         CLAREMONT TECHNOLOGY GROUP, INC.




                         By:
                            --------------------------------------

                              Paul J. Cosgrave
                              Chairman and Chief Executive Officer



                         By:
                            ---------------------------------------
                              Terry D. Murphy
                              Secretary


                         Address:  1600 N.W. Compton Drive
                                   Suite 210
                                   Beaverton, Oregon 97006


DLJ Capital Corporation
3000 Sand Hill Road
Bldg 4, Suite 270
Menlo Park, Ca. 94025
Attn:  Keith B. Geeslin


by:
   -----------------------

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:       Claremont Technology Group, Inc.

          ----------------------------------------
          ----------------------------------------


Attn:
          ----------------------------------------

     1. The undersigned hereby elects to purchase __________shares of Common Stock of Claremont Technology Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

                                   Name:



                                   ---------------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------


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